UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
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                                    FORM 8-K
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                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT (date of earliest event reported): October 13, 2005

                   INTERCHANGE FINANCIAL SERVICES CORPORATION
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             (Exact name of registrant as specified in its charter)

                                   New Jersey
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                 (State or Other Jurisdiction of Incorporation)

               1-10518                                 22-2553159
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        (Commission File Number)           (I.R.S. Employer Identification No.)

        Park 80 West/Plaza Two, Saddle Brook, New Jersey      07663
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          (Address of principal executive offices)         (Zip Code)

                                 (201) 703-2265
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              (Registrant's telephone number, including area code)

                                 Not Applicable
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

   [  ]  Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

   [  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a-12)

   [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01.  Other Events

     On October 13, 2005, Interchange Financial Services Corporation ("Interchange") announced the completion of its acquisition of Franklin Bank of Nutley, New Jersey. The acquisition of Franklin was accomplished through a merger of Franklin with and into Interchange Bank, a wholly-owned subsidiary of Interchange.

     A copy of the press release  announcing the approval is attached  hereto as
Exhibit 99.1.


Item 9.01.  Financial Statement and Exhibits

(c)  Exhibits

     99.1     Press Release dated October 13, 2005.


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 13, 2005            Interchange Financial Services Corporation


                                    By: /s/ Charles T. Field
                                        ----------------------
                                    Name: Charles T. Field
                                    Title: SVP & Chief Financial Officer



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                                  EXHIBIT INDEX


EXHIBIT NUMBER        DESCRIPTION
______________        ___________

99.1                  Press Release dated October 13, 2005